UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TWEET:

Strategy Inc (the “Company”) posted a thread on its X account regarding the Company’s 2026 Annual Meeting of Shareholders and certain of the proposals to be presented for shareholder consideration. A copy of the Company’s threaded post is set forth below on Annex A.

Michael Saylor, the Executive Chairman of the Company, and certain members of the Company’s Investor Relations department quote tweeted the abovementioned thread on their X accounts. Copies of such quote tweets are set forth on Annex B.

INTERNAL COMPANY COMMUNICATION:

On an internal company channel, the Investor Relations team of the Company posted a message to all employees related to the Company’s 2026 Annual Meeting of Shareholders and certain of the proposals to be presented for shareholder consideration. A copy of such message is set forth on Annex C.

Annex A

Strategy
@Strategy

Visit strategy.com/strc/vote to learn more.

Strategy Proposes to Pay STRC Dividends Semi-Monthly; Vote Your Shares Now

Strategy Proposes to Pay STRC Dividends Semi-Monthly

From strategy.com

12:53 PM · May 12, 2026 · **626** Views

Annex B

Annex C

Reminder: STRC Amendment to Pay Dividends 2x a Month

MSTR - Strategy

Team,

Strategy stockholders should have received (or will very soon receive) voting materials in connection with the 2026 Annual Meeting of Stockholders scheduled for June 8, 2026 by email or hard copy mail. The Strategy Board of Directors recommends that stockholders vote FOR the proposed amendment to pay STRC dividends semi-monthly and all other proposals presented at the meeting.

What's on the ballot: moving STRC dividends from monthly to semi-monthly (paid on the 15th and month-end). Same dividend amounts, only paid 2x as often.

Why the Board is recommending it:

•
Faster dividend reinvestment, more entry and exit opportunities, and a cadence that matches the US payroll cycle
•
Would make STRC the only preferred globally paying semi-monthly - a unique competitive position
•
Designed to reduce volatility, increase liquidity, and drive stronger demand

How to Vote: The materials describe easy ways to vote electronically, over the phone, or by mail. If you received your voting materials by email, you can simply click the "Vote Now" button in the email. Otherwise, the easiest way to vote your shares is to go to proxyvote.com and enter the Control Number(s) provided to you in the materials.

Please note that if you hold Strategy shares (STRC or MSTR) in more than one account (e.g., in our employee share purchase plan (ESPP), in registered name, or through a personal bank or brokerage account), you'll receive separate emails or hard copies of voting materials for each account. To make sure that all your shares are represented, you must submit a vote for each account in which you hold Strategy shares and for each class of Strategy shares (STRC and MSTR). You will receive a separate Control Number for each account in which you own shares.

If you have any questions about how to vote, have not received your proxy materials, or need assistance overall, please reply below or send a message and we will be glad to help.

Additional Information and Where You Can Find It

Strategy Inc (the “Company”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), an annual report and proxy cards with respect to the solicitation of proxies for its 2026 Annual Meeting of Shareholders. SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING OF SHAREHOLDERS. You may obtain these documents free of charge on the SEC’s website at www.sec.gov.

Pursuant to SEC rules, the Company has elected to provide access to its proxy materials on the Internet instead of mailing printed copies of its proxy materials to all of its stockholders. Accordingly, the Company is sending a separate Notice of Internet Availability of Proxy Materials to its stockholders of record (i.e., holders of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock and common stock as of the record date).

The record date for the annual meeting is April 17, 2026. All stockholders of record will have the ability to access the proxy materials and the Company’s annual report on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed copy of the proxy materials and annual report. Instructions on how to access the proxy materials and Annual Report on the Internet or request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. To receive a printed copy of these materials, which the Company will provide to you free of charge, contact the Company’s Investor Relations Department by e-mail at ir@strategy.com or go to https://annualmeeting.strategy.com.

No proxy cards are being furnished by this communication. Stockholders may vote their shares only by completing and returning a proxy card or voting instructions to be furnished in connection with the Definitive Proxy Statement.

Participant Information

The Company and its directors, executive officers and certain of its investor relations employees are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the 2026 Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the section titled “Executive Officer Compensation” and “Director Compensation” in the Definitive Proxy Statement available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Security Ownership of Certain Beneficial Owners and Management” in the Definitive Proxy Statement available here.

Forward-Looking Statements

Statements in this communication about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding potential future dividend rate changes and the proposed changes to the terms of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock and related potential impacts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 19, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this communication speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.